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ABACUS VALUE FUND

1-888-568-8899

PROSPECTUS

August 15, 2005

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

RISK/RETURN SUMMARY

PERFORMANCE

FEES AND EXPENSES

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED  RISKS

INVESTMENT ADVISER

SUB-ADVISER

NET ASSET VALUE

HOW TO PURCHASE SHARES

REDEMPTIONS

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

MARKET TIMING

DISTRIBUTION OF SHARES

FINANCIAL HIGHLIGHTS

NOTICE OF PRIVACY POLICY & PRACTICES

See the Fund’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes the Abacus Value Fund (the “Fund”), a series of the Northern Lights Fund Trust (the “Trust”).

Investment Objective

The Fund is a non-diversified, open-end investment company that seeks long-term capital appreciation.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

            The Fund intends to achieve its investment objective by investing primarily in the common stock of U.S. and foreign companies traded on any stock exchange in the United States (the “Universe”). The Universe is then screened to remove non-common equity issues, illiquid stocks, stocks with significant ownership by a single person, family or organization, "pink sheet" stocks and over-the-counter stocks. These stocks are then separated into Large-Cap, Mid-Cap and Small-Cap Universes. It is expected that the Large-Cap stock Universe will comprise approximately 70% of the total Universe, while each of the Mid-Cap and Small-Cap Universe will comprise approximately 20% and 10% of the total Universe, respectively. The Fund is neither an index fund nor an index-tracking fund. However, the Fund does select its positions from only those securities included in the Universe.

The Fund utilizes a proprietary stock selection methodology that ranks stocks in the Universe by strength in the following categories: (1) growth in sales as measured by percentage increase in the net sales of a company and compared to the company’s price to sales; (2) growth of earnings of a company compared to the company’s price to earnings ratio; (3) debt level compared to the company’s equity; and (4) a company’s relative price strength measured by percentage change in the company’s stock price. The Sub-Adviser then selects the most favorably ranked companies for inclusion in the Fund.

The Fund may invest up to 25% of the value of its total net assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies.  There is no limitation on the percentage of the Fund’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars.  In addition, the Fund may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities and to repatriate dividend or interest income received in foreign currencies.

In addition, as a secondary investment strategy, the Fund may also invest in fixed income or debt securities.  The Fund may invest up to 20% of its total net assets, measured at the time of investment, in fixed-income or debt securities without regard to any rating level.

Principal Risks

              You may lose money by investing in the Fund.  The Fund is also subject to the following risks, certain of which are more fully described under the “Risks” section of this Prospectus.  Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), yield and/or total return:

•      The market value of portfolio securities may decline.

•      A particular strategy may not be executed effectively or otherwise generate the intended result.

•      A security’s value will fluctuate in response to events affecting the issuer’s profitability or viability.

•      A small- or middle-capitalization company's stock may decline in value because, among other reasons, the company lacks the management experience, operating experience, financial resources or product diversification that permit larger companies to adapt to changing market conditions.

The Fund is a non-diversified investment company, which means it may invest a larger portion of its assets in a single issuer than if it were diversified.  This could make the Fund more susceptible to price changes of the security of a particular issuer.

PERFORMANCE

Because the Fund has no operating history, there is no performance information available at this time.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)(1)	2.00%
Exchange Fee	None
Maximum Account Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.65%
Distribution (12b-1) and Shareholder Servicing Fees	0.50%
Other Expenses (2)	1.52%
Total Annual Fund Operating Expenses	2.67%
Fee Waivers and Expense Reimbursements (3)	-0.67%
Total Annual Fund Operating Expenses	2.00%

____________

(1)   The Fund charges a fee of 2% on redemptions of shares held less than 30 days.  A redemption fee will not be charged on involuntary redemptions.  There is a $15 wire transaction fee for redemptions effected by wire.

(2)   These expenses, which include custodian, transfer agency and other customary fund expenses, are based on estimated amounts for the Fund’s current fiscal year. “Other expenses” exclude dividend expense on securities sold short.

(3)   CLS Investment Firm, LLC, Magnet Investment Management LLC, Abacus International Capital Corp. and Gemini Fund Services, LLC have contractually agreed to waive fees and/or reimburse Fund expenses whereby the Fund’s total annual operating expenses (exclusive of interest, taxes, brokerage fees, commissions, dividend expense on securities sold short and extraordinary expenses) will not exceed 2.00% through August 31, 2006.  It is expected that this arrangement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year*	3 Years
$203	$766

*The one-year fee shown above takes into account the Adviser’s advisory fee waiver agreement to limit total operating expenses at least through August 31, 2006, so that expenses do not exceed 2.00%, of average daily net assets.  Should CLS Investment Firm, LLC, Magnet Investment Management LLC, Abacus International Capital Corp. and Gemini Fund Services, LLC continue its fee waiver in future years, the total costs of investing in the Fund for year 3 would be lower than indicated above.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Implementation of Investment Objective

            The Fund seeks to achieve its investment objective by investing assets primarily in the common stock of companies selected from the Universe as described in “Principal Investment Strategies” above.

Although equity securities of U.S. issuers are the Fund’s primary investments, the Fund may invest in the types of securities described below.  In addition, the Fund may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Fund’s Statement of Additional Information ("SAI").  Additional information about these investments and the special risk factors that apply to them can be found under the title “Risk Factors” and in the SAI.

              Fixed Income Securities:  The Fund may also invest in fixed income or debt securities.  The Fund may invest up to 20% of its total net assets, measured at the time of investment, in fixed-income or debt securities without regard to any rating level.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high quality short-term debt securities and money market instruments.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Risks

The principal risks of investing in the Fund have been briefly described above.  In this section of the Prospectus, the risks of the Fund are described in greater detail.

            Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

              Investment Style Risk.  Market performance tends to fluctuate and during various periods certain investment strategies, such as the Fund’s style of investing, may fall out of favor.

              Adviser Risk.  In addition, if the Adviser’s or Sub-Adviser’s assessment of a company’s potential is not correct, the securities in the Fund may decrease in value. Additionally, the value of the Fund’s shares, like company stock prices generally, will fluctuate within a wide range.

Bond Market Risks. The Fund’s investments in fixed-income securities are subject to bond market risk which means that the value of the Fund’s investments may go up or down.  The market value of fixed-income securities is significantly affected by changes in interest rates.  Generally, when interest rates decline, the market value of fixed-income securities rises and when interest rates increase, the market value of fixed-income securities declines.

Liquidity Risks.  The Fund’s investments in foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Fund’s trades effected in those markets. Delays in purchasing securities may result in the Fund losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Fund due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

Small- and Medium-Size Company Risks.  The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies.  Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

Foreign Security Risks.  The Fund may invest in foreign securities, which can carry higher returns but can also involve more risks than those associated with domestic investments.  Additional risks associated with investing in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

Non-Diversification Risks.  As a non-diversified investment company, more of the Fund’s assets may be concentrated in the common stock of any single issuer, which may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified mutual fund.

Portfolio Turnover.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced.  The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

INVESTMENT ADVISER

CLS Investment Firm, LLC (the “Adviser”), a Nebraska limited liability company, serves as investment adviser to the Fund.  Subject to the authority of Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), the Adviser is responsible for the overall management of the Fund’s business affairs.  The Adviser invests the assets of the Fund via the use of a Sub-Adviser, according to the Fund’s investment objective, policies and restrictions.  The Adviser has been an investment adviser to individuals, employee benefit plans, trusts and corporations since 1989.  As of March 31, 2005, the Adviser managed approximately $2.1 billion in assets.  The Adviser maintains its offices at 4020 South 147th Street, Omaha, Nebraska 68137. The Adviser is an affiliate of Gemini Fund Services, LLC and Aquarius Fund Distributors, LLC.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), the Fund pays the Adviser, on a monthly basis, an annual advisory fee of 0.65% of its average daily net assets less than $75 million; 0.625% of average daily net assets greater than $75 million but less than $100 million; 0.615% of average daily net assets greater than $100 million but less than $175 million; 0.590% of average daily net assets greater than $175 million but less than $200 million; 0.585% of average daily net assets greater than $200 million but less than $275 million; 0.560% of average daily net assets greater than $275 million but less than $300 million; 0.555% of average daily net assets greater than $300 million but less than $400 million; 0.550% of average daily net assets greater than $400 million but less than $500 million; and 0.520% of average daily net assets greater than $500 million. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund is available in the Statement of Additional Information and at a future date will be provided in the Financial Statements.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.  For additional information regarding Fund expenses, see this Prospectus under “Fees and Expenses” and the Trust’s SAI under “Fund Expenses.”

The Adviser, Sub-Adviser, Gemini Fund Services, LLC (the “Administrator”) and Abacus International Capital Corp. (the “Sub-Distributor”) have entered into agreements to waive fees or reimburse expenses in order to limit the Fund’s expenses, at least until April August 31, 2006, so that the total annual operating expenses of the Fund (exclusive of interest, taxes, brokerage fees, commissions, dividends on securities sold short and extraordinary expenses) do not exceed specified limits.  The Adviser and Sub-Adviser will provide 50% of the required fee waivers and/or expense reimbursements pro rata to their respective fees received.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase the returns to individual shareholder.

SUB-ADVISER

The Adviser has engaged Magnet Investment Group, LLC (the “Sub-Adviser”), 1201 Sussex Turnpike, 2nd Floor, Randolph, New Jersey 07869, to manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Board or by the Adviser.  The Sub-Adviser has filed a form ADV with the SEC and has been in business since July 1, 1999.  As of June 15, 2005, the Sub-Adviser and its affiliates had total assets under management of approximately $28 million, which includes $9.5 million in limited partnerships and $18.5 million in separate accounts.  The Sub-Adviser is responsible, subject to the supervision and control of the Adviser, for the purchase, retention and sale of securities in the Fund’s investment portfolio under its management.  The Sub-Adviser receives compensation from the Adviser pursuant to the terms of a Sub-Advisory Agreement.

Mr. Michael Miola, Chairman of the Board of Trustees, has an ownership interest in the Adviser and a minority ownership interest in the Sub-Adviser.

Jordan Kimmel and T. Owen Carroll manage the Fund.  Mr. Kimmel also is the Managing Member of Magnet Management, the general partner of the Magnet Fund LP, and is responsible for the portfolio management of the Partnership. He has developed the MAGNET® stock selection strategy, the subject of a book, Magnet® Investing. Mr. Kimmel has been managing the Magnet Fund LP since its inception in 1997. He is also a managing member of the Magnet Investment Group, LLC, a registered investment advisor, and the Branch Manager of the Magnet Investment Group. Prior to launching the Magnet Fund LP and from 1994, Mr. Kimmel was a First Vice President at Dean Witter. A graduate of the State University of New York at Stony Brook, Mr. Kimmel holds a BA in Economics and an MS in Urban Policy Sciences. Mr. Kimmel holds the position of Market Strategist for, and is also a registered representative with Brookstreet Securities Corporation, a national brokerage firm with more than 400 independent brokers, with headquarters in Irvine, CA.

Dr. Carroll, a member of Magnet Management LLC, has served as a Director of Research of the Magnet Fund since 1998.  In addition, Dr. Carroll is a professor of finance in the W. Averell Harriman School of Management at the State University of New York at Stony Brook since 1980.  He received a BS in Engineering Physics from the University of California at Berkeley and a Ph.D. in Applied Physics and Electrical Engineering from Cornell University.  He was given The Distinguished Teaching Award in the College of Engineering at Stony Brook, the Chancellor’s Award for Excellence in Teaching from the State University of New York, and was one of the founding professors of the W. Averell Harriman School of Management. He has served as a consultant to the governments of Canada and Thailand, as well as to several corporations, including Citibank, Nabisco, and PPG.  Dr. Carroll is currently engaged in research and teaching in Computational Finance, the applications of dynamic systems techniques to financial time series, and related areas of financial research. He has also been a Director of Research and Consultant to money management firms engaged in aggressive, high turnover portfolio management and computerized trade implementation.

The Fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

In the event that proposed Rule 15a-5 promulgated under the Investment Company Act of 1940, as amended, is not approved, the Trust intends to file for a request for an exemptive order from the U.S. Securities and Exchange Commission that will permit the Adviser, subject to approval by the Trust’s Board, to change non-affiliated sub-advisers engaged by the Adviser to conduct the investment programs of the Trust without obtaining shareholder approval.

NET ASSET VALUE

Shares of the Fund are sold at net NAV.  The NAV of each Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and most national holidays.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (asset-liabilities/number of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on the securities principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing NAV of the Fund, the Adviser or Sub-Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail
Abacus Value Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Minimum and Additional Investment Amounts

You can open an account with a minimum initial investment of $1,000 in the Fund and make additional investments to the account at any time with as little as $50.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “Abacus Value Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

*              the name of the Trust

*              the name of the Fund

*              the dollar amount of shares to be purchased

*              a completed purchase application or investment stub

*              check payable to “Abacus Value Fund”

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Fund, please call the Fund at  1-888-568-8899 to notify the Fund that a wire transfer is coming.  You may use the following instructions:

                                                First National Bank of Omaha

ABA#: 104000016

Credit: Abacus Fund, DDA No. 110192329

FBO: Shareholder Name, Name of Fund, Shareholder Account Number

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account.  Please contact the Fund at 1-888-568-8899 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-888-568-8899 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

REDEMPTIONS

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
Abacus Value Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-568-8899.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

You may request that your redemption proceeds be wired directly to your bank account. The Trust’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at  1-888-568-8899.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, the Fund will not honor the redemption request. The redemption request must be resubmitted once the check is cleared (usually within 12 days).

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•      The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

•      The request must identify your account number;

•      The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•      If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $20,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee

For shares held less than 30 days, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 30 days or more are not subject to the 2% fee.

Redemption fees are retained by the Fund and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

When You Need Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•      you request a redemption to be made payable to a person not on record with the Fund; or

•      you request that a redemption be mailed to an address other than that on record with the Fund.

•      Any redemption is transmitted by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000, your account could be closed.  The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of your holding period for the shares.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

MARKET TIMING

Frequent trading into and out of the Fund can harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•      committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

•      assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is retained by the Fund to help offset any cost associated with such short-term trading. This redemption fee is not imposed to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.

DISTRIBUTION OF SHARES

Rule 12b-1 Plan

The Fund has a Plan of Distribution (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its respective shares.  Under the 12b-1 Plan, the Fund may pay the distributor up to a maximum of 0.50% of the average daily net assets of the Fund for certain activities and expenses of selling the Fund’s respective shares.  Because the 12b-1 Plan expenses are paid by the Fund on an ongoing basis, over time, these fees will decrease your return and you may pay more than paying other types of sales charges.  These expenses may cause long-term investors to pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc.

Distributor

              Aquarius Fund Distributors, LLC (“Aquarius”), 1005 South 107th Avenue, Suite 201, Omaha, Nebraska 68114, an affiliate of the Adviser, is the distributor for the shares of the Fund. Aquarius is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.  Aquarius will be responsible for the payment of fees to Abacus International Capital Corp. (“AICC”) for certain sub-distribution services rendered to the Fund by AICC.

              AICC, located at 6 Bowery Street, New York, New York 10013, serves as sub-distributor for the Fund.  AICC is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

Fund Administrator and Fund Accountant

              Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, serves as fund administrator and fund accountant to the Fund.

Transfer Agent

              Gemini Fund Services, LLC, 4020 South 147th Street,, Suite 2, Omaha, Nebraska 68137 serves as transfer agent to the Fund.

Custodian

              The Bank of New York, One Wall Street, 25th Floor, New York, New York 10286 serves as Custodian for the Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

FINANCIAL HIGHLIGHTS

            Because the Fund is newly organized, there is no financial or performance information included in this Prospectus.  Once this information is available, you may request this information by calling the Fund at 1-888-568-8899.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Trust is committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, the Trust believes that you should be aware of policies to protect the confidentiality of that information.

The Trust collects the following nonpublic personal information about you:

▪     Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪     Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Trust through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

ABACUS VALUE FUND

Adviser	CLS Investment Firm, LLC 4020 South 147th Street Omaha, NE 68137
Sub-Adviser	Magnet Investment Group, LLC 1201 Sussex Turnpike Randolph, NJ 07869
Distributor	Aquarius Fund Distributors, LLC 1005 South 107th Avenue, Suite 201 Omaha, NE 68114
Sub-Distributor	Abacus International Capital Corp. 6 Bowery Street New York, NY 10013
Legal Counsel	Blank Rome LLP 405 Lexington Avenue New York, NY 10174
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York One Wall Street, 25th Floor New York, NY 10286

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated August 15, 2005 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investment will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Fund, or to make shareholder inquires about a Fund, please call  1-888-568-8899.  You may also write to:

Abacus Value Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of each Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.

Investment Company Act File # 811-21720

 ABACUS VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

August 15, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Abacus Value Fund dated August 15, 2005, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-888-568-8899.

TABLE OF CONTENTS

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER AND SUB-ADVISER
THE DISTRIBUTOR
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
FUND ADMINISTRATION
FUND ACCOUNTING
TRANSFER AGENT
CUSTODIAN
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
APPENDIX A – ESCRIPTION OF BOND RATINGS
APPENDIX B – FUTURES AND OPTIONS
APPENDIX C – PROXY VOTING POLICIES AND PROCEDURES

THE FUND

 The Abacus Value Fund (the “Fund”) is a series of Northern Lights Fund Trust,  a  Delaware statutory trust organized on  January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified investment management company. The Fund’s investment objectives, restrictions and policies are more fully described here and in its Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

        The investment objective of the Fund and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Policies and Principal Risks” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

Types of Investments:

The types of investments listed below describe all of the types of investments that the Fund is able to invest in accordance with the limitations set forth in the Fund’s Prospectus and this Statement of Additional Information (“SAI”). An investor should look at the Fund’s Prospectus under the heading “Investment Objective, Principal Investment Strategies, and Related Risks” and in this SAI for the limitations.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of common stock when, in the opinion of its Adviser (as defined as “CLS Investment Firm, LLC”) or Sub-Adviser (as defined as “Magnet Investment Group LLC”), the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Sub-Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Sub-Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

The Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”). To the extent that foreign securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: the Fund's net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase.

Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. The performance of the Fund will be measured in U.S. dollars, the base currency for the Fund. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

The Fund may engage in transactions in foreign securities which are listed on  foreign securities exchanges, traded in the over-the-counter markets, or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser or Sub-Adviser, this affords the Fund the ability to obtain the best price and execution.

Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Fund to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by the Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.

These various risks may be greater in emerging market countries. American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather may be denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Foreign Currency Transactions; Currency Risks

Exchange rates between the U.S. dollar and foreign currencies are a function of such factors such as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Sub-Adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Sub-Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 5% of the Fund's net assets. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Sub-Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Financial Futures Contracts

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund’s Sub-Adviser misjudges the direction of interest rates or markets, the Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable to the Fund.

Foreign Currency Futures Transactions

By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by  the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Sub-Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Securities of Other Investment Companies

The Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own. The Fund may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by the Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the 1940 Act. Shareholders of the Fund that holds shares of another investment company will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses they bear as shareholders of the Fund.

The Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value. The Fund may pay a premium to invest in a closed-end investment company in circumstances where the Sub-Adviser determines that the potential for capital growth justifies the payment of a premium. Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which the Fund may invest include collateralized mortgage obligations ("CMOs") and interests in real estate mortgage investment conduits ("REMICs").

CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the "Code") and have the same characteristics as CMOs.

The Fund may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid. The prices of these securities are more volatile than the prices of debt securities which make periodic payments of interest.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by the Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interests rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and are reset periodically. While these securities provide the Fund with a certain degree of protection against losses caused by rising interest rates, they will cause the Fund’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the  Fund may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Asset-Backed Securities

The Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under the "Mortgage-Backed Securities," above, and are subject to the prepayment risks described therein.

Borrowing

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets, including borrowings, less liabilities, exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its holdings within three days of such decline to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

In addition to the above, the Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. In a “dollar roll” transaction the Fund sells a mortgage-related security (such as a Government National Mortgage Association security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund’s obligations under a dollar roll agreement must be covered by segregating cash or other liquid assets equal in value to the securities subject to repurchase by the Fund.

Both dollar roll and reverse repurchase agreements will be subject to the Fund’s limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

Fixed Income Securities

The Fund may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or any other National Statistical Rating Organization (“NSRO”), or, if not rated by any NSRO, deemed comparable by the Sub-Adviser to such rated securities (“Comparable Unrated Securities”). In addition, the Fund may invest in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (“credit risk”) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (“market risk”). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

Commercial Paper

Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody’s (P-1), or deemed by the Sub-Adviser to be of equivalent quality.

Corporate Debt Securities.

The Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-Adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest. In the event that ratings services assign different ratings to the same security, the Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Among the corporate bonds in which the Fund may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Investments in securities rated below investment grade that are eligible for purchase by the Fund (i.e., rated below a (B) by Moody’s or S&P) are described as “speculative” by both Moody’s and S&P. Investments in lower-rated corporate debt securities (“high yield securities”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this SAI and the Company’s Prospectus under “Certain Risk Factors and Investment Objectives.”

Mortgage-Related Securities

The Fund may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s and the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Company’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Sub-Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth in this SAI under “Fundamental Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of the CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, then Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Stripped Mortgage Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Other Asset-Backed Securities

Similarly, the Sub-Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this SAI under “Certain Risk Factors and Investment Methods.” Consistent with the Fund’s investment objectives and policies, the Sub-Adviser also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2), provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Fund will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

The Fund will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-adviser are of an investment quality comparable to obligations of United States banks in which the Fund may invest. Subject to the Fund’s limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations maybe more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Derivative Instruments

In pursuing its individual objective, the Fund may, as described in the Fund’s Prospectus, purchase and sell (write) both put options and call options on securities, securities indices, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts (“future options”) for hedging purposes. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates and indices of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund’s investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Fund (i.e., that written call or put options will be “covered” or “secured” and that futures and futures options will be used only for hedging purposes).

Options on Securities and Indices

The Fund may purchase and sell both put and call options on debt or other securities or indices in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents or other liquid assets in such amount are segregated by the Fund) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided that cash or cash equivalents in the amount of the difference are segregated by the Fund. A put option on a security or an index is “covered” if the Fund segregates cash or cash equivalents equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided that cash or cash equivalents or other liquid assets in the amount of the difference are segregated by the Fund.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for a option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded  or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this SAI under “Certain Risk Factors and Investment Methods.”

Swap Agreements

The Fund may enter into interest rate, index, credit and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. The Fund may also enter into options on swap agreements. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of the Fund’s portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodities Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants.” To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in art effort to monitor the Fund’s interest rate risk.

Foreign Currency Exchange-Related Securities

The Fund may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this SAI under “Certain Risk Factor and Investment Methods.”

Hybrid Instruments

The Fund may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this SAI under “Certain Risk Factors and Investment Methods.”

Inverse Floaters

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

Loan Participations

The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of fiends or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional finds, it will at all times segregate liquid assets, determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments. The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above under “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Investment Grade Securities

Investment grade securities are bond or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody’s and S&P, rate as Aaa or AAA (the highest quality) to Baa or BBB.

Reverse Repurchase Agreements and Dollar Rolls

The Fund may enter into dollar roll or reverse repurchase agreements. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement, the Fund sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Fund and, like borrowing money, may increase fluctuations in the Fund’s share price. When entering into a reverse repurchase agreement, the Fund must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

When-issued or delayed-delivery transactions

The Fund may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Fund will generally engage in such when-issued, delayed-delivery or forward commitment transactions with the intent of actually acquiring the securities, the Fund may sometimes sell such a security prior to the settlement date. The Fund may also sell securities on a delayed-delivery or forward commitment basis. If the Fund does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Fund could suffer a loss.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Certain Risk Factors and Investment Methods

Some of the investment instruments, techniques and methods which may be used by the Fund and the risks attendant thereto are described below. Other risk factors and investment methods are described in the Fund's Prospectus.

Debt Obligations: Yields on short, intermediate. and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in prevailing interest rates will generally reduce the value of debt investments and a decline in interest rates will generally increase the value of debt investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities: Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below.

Effect of Interest Rates and Economic Changes: The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased fluctuation in the market prices of low-rated and comparable unrated securities and thus in the Fund's net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to the investment merits. Due to the limited liquidity of some high-yield securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations: Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Credit Ratings: Credit ratings issued by credit-rating agencies attempt to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings may be used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the applicable Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. Such Sub-Adviser may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-Adviser continually monitors the investments in the Fund and evaluate whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation: The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. There is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and the Fund's ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Certain Risks of Foreign Investing

Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the Fund's securities denominated in that currency would be expected to decline.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign stock exchanges, which may be fixed, may generally be higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. Moreover, as the result of the prevailing political climate, the Fund may not be able to obtain legal remedies or enforce judgments in foreign countries.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Taxes. The dividends and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Costs. Investors should understand that the expense ratio of the Fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund are higher.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Illiquid and Restricted Securities

Subject to limitations discussed in the Fund's Prospectus under "Certain Risk Factors and Investment Methods," the Fund generally may invest in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) dealer undertakings to make a market in the security; (v) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (vi) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Sub-adviser will also determine that the paper (ii) is not traded flat or in default as to principal and interest, and (ii) is rated in one of the two highest rating categories by at least two NSRO or, if only one NSRO rates the security, by that NSRO, or, if the security is unrated, the Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (i) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (ii) possible reduced levels of income or lack of access to income during this period; and (iii) expenses of enforcing its rights.

Securities Lending

The Trust has made arrangements for the Fund to lend securities. While the Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Fund. In addition to the compensation payable by borrowers under securities loans, the Fund would also earn income from the investment of cash collateral for such loans. Any cash collateral received by the Fund in connection with such loans normally will be invested in short-term instruments. However, any losses resulting from the investment of cash collateral would be borne by the Fund. There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by the Fund or to pay all expenses incurred by the Fund in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which may not be changed without shareholder approval.

1. Senior Securities.  The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted under the 1940 Act.

2.  Borrowing. The Fund may not borrow money, except that the Fund may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Fund may borrow from banks or other persons to the extent permitted by applicable law. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund are permitted to incur.

3.  Underwriting. The Fund may not underwrite or participate in the marketing of securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter (within the meaning of the Securities Act) in connection with the purchase and sale of portfolio securities.

4.  Concentration. The Fund may not purchase any security if, as a result, more than 25% of the value of the Fund’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

5.  Real Estate.  The Fund may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

6. Lending. The  Fund may not make loans, except that the  Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies in amounts up to 33 1/3% of the total assets of the Fund taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

7.  Commodities. The Fund may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Fund from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Fund’s investment policies, or (ii) investing in securities of any kind.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

ADDITIONAL PERFORMANCE INFORMATION

From time to time, total return may be included in advertisements, sales literature, or shareholder correspondence.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORFOLIO HOLDINGS

        The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.   These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Trust discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Trust discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Trust may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, no sooner than 30 days after the end of each quarter/semi-annual period, a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•     The Adviser and Sub-Adviser.  Personnel of the Adviser and personnel of the Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser and the Sub-Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser and Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•     Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•     The Bank of New York.  The Bank of New York is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities to persons other than those listed before the Fund files its portfolio holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

        Compliance With Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska

Independent Trustees

Name, Address and Age	Position*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
L. Merrill Bryan (59)	Trustee	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation	3	AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Anthony J. Hertl (55)	Trustee	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years	3	AdvisorOne Funds; Satuit Capital Management Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Gary Lanzen (50)	Trustee	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.	3	AdvisorOne Funds; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.

Interested Trustees and Officers

Name, Address and Age	Position*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Michael Miola** (52)	Trustee	Chief Executive Officer and Manager, Gemini Fund Services, LLC; Co-Owner and Co-Managing Member, NorthStar Financial Services Group, LLC; Manager, Orion Adviser Services, LLC; Manager, CLS Investment Firm, LLC; Manager, GemCom, LLC; Manager, Fund Compliance Services, LLC; Director of Constellation Trust Company; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001)	3	AdvisorOne Funds; Constellation Trust Co.; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Michael Wagner (53) 150 Motor Parkway, Suite 250 Hauppauge, NY 11788	President

President and Manager, Gemini Fund Services, LLC (2004-Present); Chief Operating Officer, Fund Compliance Services, LLC; Chief Operating Officer, GemCom, LLC; Director, Constellation Trust Co.; Sr. Vice President, Gemini Fund Services, LLC (1998-2003)

Emile R. Molineaux (42) 150 Motor Parkway, Suite 205 Hauppauge, NY 11788	Secretary	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)
Andrew Rogers (35) 150 Motor Parkway, Suite 205 Hauppauge, NY 11788	Treasurer

Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001-Present); President, Fund Compliance Services, LLC; President, GemCom, LLC; Vice President, JP Morgan Chase & Co. (1998-2001).

____________________

* The term of office of each Trustee listed above began during the year 2005 and will continue indefinitely.

**     Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with CLS Investment Firm, LLC, Gemini Fund Services, LLC (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Aquarius Fund Distributors, LLC (the Trust’s Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter and will meet at least once annually.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.

Compensation

Each Trustee who is not affiliated with the Trust, Adviser or Sub-Adviser will receive a per meeting fee of $150, whether attended in person or via teleconference, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the estimated amount of compensation the Trustees will receive from the Trust during a year and assumes that the Trust is fully operational and the Trustees have attended all quarterly meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **

L. Merrill Bryan	$600
Anthony J. Hertl	$600
Gary Lanzen	$600
Michael Miola*	None

_______________

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with the CLS Investment Firm, LLC (the Adviser), Gemini Fund Services, LLC (the Administrator, Fund Accountant, Transfer Agent) and Aquarius Fund Distributors, LLC (the Distributor).

**      There are currently several series comprising the Trust.  Trustees fees and expenses allocated to the Fund will be approximately $600.

Management Ownership

As of July 11, 2005, the Trustees, as a group, owned 0.00% of the Fund’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of the date of this SAI, the Trust could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Trust on such date. However, it is expected that once the Trust commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Trust is controlled by its shareholders.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Fund is CLS Investment Firm, LLC (the “Adviser”), 4020 South 147th Street, Omaha, Nebraska 68137. Pursuant to the Investment Advisory  Agreement with the Trust, on behalf of the Fund (the “ Advisory Agreement”), Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the operations of the Fund and reviews the performance of the Sub-Adviser and makes recommendations to the Board with respect to the retention and renewal of the sub-advisory agreement. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on March 23, 2005.

The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board:

a)   setting the Fund’s overall investment objective;

b)   evaluating, selecting and recommending the Sub-Adviser to manage the Fund’s assets;

c)  monitoring and evaluating the performance of the Sub-Adviser, including its compliance with the investment objectives, policies, and restrictions of the Fund; and

d)  implementing procedures to ensure that the Sub-Adviser complies with the Fund’s investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of the Trust, selects the Sub-Adviser for the Fund and supervises and monitors the performance of the Sub-Adviser. The Trust may apply for an exemptive order (the “Order”) from the SEC that would permit the Adviser, with Board approval, to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval.

The Order also would permit the Adviser, subject to the approval of the Board, to replace the Sub-Adviser or amend the sub-advisory agreement, including fees, without shareholder approval whenever the Adviser and the Trustees believe such action would benefit the Fund and its shareholders.  There is no guarantee that the SEC will grant the Order.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser and compensates the Sub-Adviser out of the investment advisory fees it receives from the Fund.  The Sub-Adviser’s fees may be reduced based on total assets of the Fund managed.  This reduction in Sub-Adviser fees will be passed on to the Fund through a reduction in management fees charged on a monthly basis.  The total amount of investment management fees payable by each Fund to the Adviser may not be changed without shareholder approval.

Pursuant to the Advisory Agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee of:

o  0.65% of its average daily net assets less than $75 million;

o  0.625% of average daily net assets greater than $75 million but less than $100 million;

o  0.615% of average daily net assets greater than $100 million but less than $175 million;

o  0.590% of average daily net assets greater than $175 million but less than $200 million;

o  0.585% of average daily net assets greater than $200 million but less than $275 million;

o  0.560% of average daily net assets greater than $275 million but less than $300 million;

o  0.555% of average daily net assets greater than $300 million but less than $400 million;

o  0.550% of average daily net assets greater than $400 million but less than $500 million; and

o  0.520% of average daily net assets greater than $500 million.

These fees will be accrued daily for the purpose of determining the offering and redemption price of each Fund’s shares.

The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Adviser

        Adviser has engaged Magnet Investment Group LLC (“Magnet” or the “Sub-Adviser”) as Sub-Adviser to the Fund.  Magnet is located at 1201 Sussex Turnpike, 2nd Floor, Randolph, New Jersey 07869. Magnet was founded on July 1, 1999 and has provided Investment Advisory Services since July 1, 1999.  As of June 15, 2005, the Sub-Adviser and its affiliates had total assets under management of approximately $28 million, which includes $9.5 million in Limited Partnerships and $18.5 million in separate accounts.

Magnet intends to achieve the Fund’s investment objective by investing substantially all of its total assets in the common stock of companies selected from the stocks consisting of all the stocks traded on any stock exchange in the United States (the “Universe”). The Universe is then screened to remove non-common equity issues, illiquid stocks, stocks with significant ownership by a single person, family or organization, "pink sheet" stocks and over-the-counter stocks. These stocks are then separated into Large-Cap, Mid-Cap and Small-Cap universes. The Large-Cap stock universe comprises approximately 70% of the total Universe, while each of the Mid-Cap and Small-Cap universe comprises approximately 20% and 10% of the total Universe, respectively. The Fund is neither an index fund nor an index-tracking fund. However, the Magnet does select its positions from only those securities listed in the Universe.

In making its stock selections from the Universe, Magnet utilizes a proprietary stock selection methodology originally developed by the portfolio managers Jordan Kimmel and T. Owen Carroll termed MAGNET®. This stock selection process used by Magnet ranks stocks in the Universe by strength in the following categories: (1) growth in sales as measured by percentage increase in the net sales of a company and compared to the company’s price to sales; (2) growth of earnings of a company compared to the company’s price to earnings ratio; (3) debt level compared to the company’s equity; and (4) a company’s relative price strength measured by percentage change in the company’s stock price. Magnet then selects the most favorably ranked companies for inclusion in the Fund.

Mr. Kimmel and Dr. Carroll manage the Fund.  Mr. Kimmel is the Managing Member of Magnet Management LLC, the general partner of the Magnet Fund LP, and is responsible for the portfolio management of the Magnet Fund LP. He has developed the MAGNET® stock selection strategy, the subject of a book, Magnet® Investing, that includes an introduction by John Downes, co-author of Beating the Dow. Mr. Kimmel has been managing the Magnet Fund LP since its inception in 1997. He is also a managing member of the Magnet Investment Group, LLC, a registered investment advisor, and the Branch Manager of the Magnet Investment Group. Magnet Management LLC has licensed its stock selection process to John Nuveen and Co. John Nuveen & Co. has issued Unit Investment Trusts applying the MAGNET® stock selection process to several different indexes. The product was marketed under the name “GEMS.”  Prior to launching the Magnet Fund LP and from 1994, Mr. Kimmel was a First Vice President at Dean Witter. Earlier in his career, he was an account executive at Paine Webber and A.G. Edwards. A graduate of the State University of New York at Stony Brook, Mr. Kimmel holds a BA in Economics and an MS in Urban Policy Sciences. He is also a graduate of the Bronx High School of Science. Mr. Kimmel holds the position of Market Strategist for, and is also a registered representative with Brookstreet Securities Corporation, a national brokerage firm with more than 400 independent brokers, with headquarters in Irvine, CA. Mr. Kimmel appears regularly on ABC, CNBC, FOX, CNN, and Bloomberg TV. He is quoted frequently in national newspapers.

Dr. Carroll, a member of Magnet Management LLC, serves as Director of Research of the Magnet Fund LP.  In addition, Dr. Carroll is a professor of finance in the W. Averell Harriman School of Management at the State University of New York at Stony Brook.  He received a BS in Engineering Physics from the University of California at Berkeley and a Ph.D. in Applied Physics and Electrical Engineering from Cornell University.  He was given The Distinguished Teaching Award in the College of Engineering at Stony Brook, the Chancellor’s Award for Excellence in Teaching from the State University of New York, and was one of the founding professors of the W. Averell Harriman School of Management. He has served as a consultant to the governments of Canada and Thailand, as well as to several corporations, including CITIBANK, Nabisco, and PPG.  Dr. Carroll is currently engaged in research and teaching in Computational Finance, the applications of dynamic systems techniques to financial time series, and related areas of financial research. He has also been a Director of Research and Consultant to money management firms engaged in aggressive, high turnover portfolio management and computerized trade implementation.

Sub-Advisory Agreement

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at their own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. The fee paid to by the Adviser to each Sub-Adviser is governed by the Fund’s  Sub-Advisory Agreement.

The Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Approval of the Advisory Agreement and the Sub-Adviser Agreement

In connection with the initial Board meeting for the Trust on March 23, 2005, the Board, including the Independent Trustees, interviewed the Adviser and representatives of the Sub-Adviser, and received materials specifically relating to the Advisory Agreement and Sub-Advisory Agreement. These materials included: (1) information on the investment performance of the Sub-Adviser, a peer group of funds and an appropriate index or combination of indices with respect to existing accounts of the Sub-Adviser; (2) the economic outlook and the general investment outlook in the markets in which the Fund will invest;  (3) arrangements in respect of the distribution of the Fund’s shares; (4) the procedures employed to determine the value of the Fund’s assets; (5) the Adviser’s management of the relationships with the Fund’s custodian; (6) the resources devoted to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; and (7) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

Additional information was furnished by the Adviser and Sub-Adviser including, among other items, information on and analysis of (a) the overall organization of the Adviser, (b) the choice of performance indices and benchmarks, (c) investment management staffing, (d) the potential for achieving further economies of scale, (e) operating expenses paid to third parties, and (f) the information furnished to investors, including the Fund’s shareholders.

In considering the Investment Advisory and Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement and Sub-Advisory Agreement include the following:

Benefits to Shareholders. The Board, including the Independent Trustees, considered the benefit to shareholders of investing in the Fund offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

Nature and Quality of Other Services.  The Board, including the Independent Trustees, considered the nature and extent of the Adviser’s supervision of third party service providers.

Expenses. The Board, including the Independent Trustees, considered the estimated Fund expense ratios, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund, whether there is potential for realization of any further economies of scale.

Profitability . The level of the Adviser’s profits in respect of the management of the Fund, including an extensive review of the methodology used in allocating costs to the management of the Fund. The Board, including the Independent Trustees, has concluded that the cost allocation methodology employed by the Adviser has a reasonable basis and is appropriate in light of all of the circumstances considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to the Fund's business.

Other Benefits to the Adviser and Sub-Adviser include  (i) the character and amount of fees paid by the Fund and the Fund's shareholders for services provided by the Adviser and Sub-Adviser and their affiliates; (ii) the allocation of fund brokerage to any brokers affiliated with the Adviser and Sub-Adviser; (iii) the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Fund; (iv) any benefits to the Adviser and Sub-Adviser from the use of "soft" commission dollars to pay for research and brokerage services; (v) the revenues and profitability of the Adviser’s and Sub-Adviser’s businesses other than their mutual fund business; and (vi) the intangible benefits that accrue to the Adviser and Sub-Adviser and their affiliates by virtue of their relationship with the Fund.

Conclusion. Based on its evaluation of all material factors, including those stated above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded, in accordance with its business judgment, that the advisory fee structures are fair and reasonable, that the nature and quality of the services to be provided by the Adviser and Sub-Adviser are up to industry standards, that the Advisory Agreement and Sub-Advisory Agreement are in the best interests of the Fund and its shareholders, and that the Agreements should be approved.

The Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, the Adviser, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 60 days’ written notice. The Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Process for Selection and Oversight of Sub-Adviser: To select the Sub-Adviser to present to the Fund’s Board, the Adviser analyzes both quantitative and qualitative factors.

Quantitative Criteria:  A review of the money manager’s:  (1) absolute and relative performance; (2) performance in rising markets; (3) performance in falling markets; (4) risk-adjusted performance; and (5) assets under management.

Qualitative Factors: After identifying a group of money managers on a quantitative basis, interviews are conducted with members of each firm’s senior management team. Each firm’s industry background and history is examined and their Federal Form ADV is carefully scrutinized to ascertain the manager’s organizational structure, investment practices, and compliance with securities regulations. Qualitative criteria utilized may include, among other factors, a review of the manager’s: (1) professional staff; (2) investment philosophy; (3) decision making process; (4) research and trading capabilities; (5) operations and systems capabilities;  (6) communications and reporting skills; (7) organizational stability; and (8) overall reputation in the industry.

Process for Monitoring Performance: Fund performance is monitored on a regular basis by the Trust largely utilizing the quantitative factors listed above. On a quarterly basis, the Fund’s performance will be provided to the Board, and on an annual basis, the Adviser arranges for the Sub-Adviser to appear before the Board to present the Fund’s overall performance for the year.

Process for Overseeing Compliance With Fund Investment Policies and Restriction: The Trust’s Chief Compliance Officer is responsible for overseeing compliance be the Fund’s Service Providers with the Fund’s investment policies and restrictions.  The Trustees receive quarterly reports from the Sub-Adviser respecting commissions on portfolio transactions, soft dollar arrangements and best execution procedures.

Application for Exemptive Order

In the event that Rule 15a-5 promulgated under the 1940 Act is not approved, the Trust and the Adviser may file a request for an exemptive order to permit the Adviser to change sub-advisers for the Fund and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such sub-adviser change would continue to be subject to approval by the Board. The exemption sought (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by the Adviser and the Trustees.

Codes of Ethics

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser who, in turn, delegates this responsibility to the Sub-Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser or the Sub-Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser or Sub-Adviser to present to the Board, at least annually, the Adviser’s or Sub-Adviser’s Proxy Policies and a record of each proxy voted by the Adviser or Sub-Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser or Sub-Adviser as involving a conflict of interest.

Each of the Adviser and Sub-Adviser has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies” or “Sub-Adviser’s Proxy Policies”) which underscores the Adviser’s and Sub-Adviser’s concern that all proxies voting decisions be made in the best interests of the Fund and that the Adviser and Sub-Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

A general statement of voting policy and specific voting positions has been established by the Adviser or the Sub-Adviser. This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  There will be regular review of this policy.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Adviser’s or the Sub-Adviser’s interests and the Fund’s interests, the Adviser or the Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser or the Sub-Adviser will abstain from voting the securities held by that client’s account.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-(888) 568-8899; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan for the Fund (the “Rule 12b-1 Plan”) pursuant to appropriate resolutions of the Trustees of the Trust and in accordance with the requirements of Rule 12b-1 promulgated under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. The Rule 12b-1 Plan permits the Fund to finance certain activities which are primarily intended to sell the Fund’s shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the Rule 12b-1 Plan were incurred within the preceding 12 months and accrued while the Rule 12b-1 Plan was in effect. The Rule 12b-1 Plan was adopted to facilitate the sale of a sufficient number of shares to allow the Fund to achieve economic viability.

The Rule 12b-1 Plan provides that the Fund will pay a fee to Aquarius Fund Distributors, LLC (“Distributor” or “Aquarius”) at an annual rate of 0.50% of that Fund’s average daily net assets. The fee is paid to Aquarius as reimbursement for expenses incurred for distribution-related activities.

Activities covered by the Rule 12b-1 Plan include:

(1) the advertising and marketing of shares of the Fund;

(2) preparing, printing and distributing prospectuses and sales literature to prospective stockholders, brokers or administrators; and

(3) implementing and operating the Rule 12b-1 Plan.

The Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the Independent Trustees select and nominate other Independent Trustees.

The Rule 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares. All material amendments to the Rule 12b-1 Plan or any related agreements must be approved by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board, at least quarterly, on the amounts and purpose of any payment made under the Rule 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Rule 12b-1 Plan should be continued.

As long as the Rule 12b-1 Plan is in effect, the nomination of the Trustees who are not interested persons of the Trust must be committed to the discretion of the 12b-1 Trustees.

THE DISTRIBUTOR

Aquarius Fund Distributors, LLC serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting  Agreement will automatically terminate in the event of its assignment.

Sub-Distributor

Abacus International Capital Corp. (the “Sub-Distributor”), a wholly owned subsidiary of Abacus Federal Bank serves as a  sub-distributor for the shares of the Fund pursuant to a Sub-Distribution Agreement with the Fund (the “Sub-Distribution Agreement”). The Sub-Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD.

PORTFOLIO MANAGERS

Portfolio Manager

Mr. Jordan Kimmel is the principal portfolio manager and is responsible for the day-to-day management of the Fund. Dr. T. Owen Carroll also serves as a secondary portfolio manager for the Fund.  As of June 15, 2005, Mr. Kimmel and Dr. Carroll were responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	$9,500,000	2	$9,500,000
Other Accounts	45	$18,500,000	___

Material Conflicts of Interest.  Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, Mr. Kimmel and Dr. Carroll will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Kimmel and Dr. Carroll.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

        Mr. Kimmel and Dr.Carroll are compensated for their services by the Sub-Advisor. Mr. Kimmel’s compensation consists of a fixed salary and discretionary bonus paid by the Sub-Advisor. There is no benchmarking of compensation or bonuses to the Fund ‘s performance or asset size.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of March 31, 2005.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Funds
Jordan Kimmel	-0-
T. Owen Carrol	-0-

Since the Fund is newly organized, neither Mr. Kimmel nor Dr. Carroll own shares of the Fund as of the date of this SAI.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Adviser and Trustees, decisions to buy and sell securities for the Fund are made by the Sub-Adviser. The Sub-Adviser is  authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Sub-Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser and Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration:

•      the best net price available;

•      the reliability, integrity and financial condition of the broker or dealer;

•      the size of and difficulty in executing the order; and

•      the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Sub-Adviser exercises investment discretion. Some of the services received as the result of  Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

FUND ADMINISTRATION

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on March 23, 2005.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectuses.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fund administration fee equal to the greater of an annual minimum fee, of $40,000 or 0.10% of the first $100 million of net assets of the Fund, 0.08% on the next $150 million of net assets of the Fund and 0.06% on net assets greater than $250 million of the Fund.  The Fund also pays the Administrator for any out-of-pocket expenses.

FUND ACCOUNTING

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Sub-Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant a minimum fee of $24,000 plus, $6,000 for each additional share class above one, and 0.05% on net assets up to $100 million and 0.03% on net assets greater than $100 million.  The Fund also pays the Administrator for any out-of-pocket expenses.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

CUSTODIAN

Bank of New York (“BONY” or the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between BONY and the Trust on behalf of the Fund.  BONY’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, BONY also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser and Sub-Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. BONY’s principal place of business is One Wall Street, New York, New York 10286.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectuses under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the  Fund.

The Trust has qualified and elected to be treated as a regulated investment company under the Code, and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Trust will not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Trust will be computed in accordance with Section 852 of the Code.

The Trust intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Trust unless a shareholder elects to receive cash.

If the Trust fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Trust would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the a Trust would not be liable for income tax on the Trust’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Trust’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Trust.

The Trust is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Trust’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Trust during the preceding calendar year. Under ordinary circumstances, the Trust expects to time its distributions so as to avoid liability for this tax.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Trust.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Trust shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Trust shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Trust will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Trust shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Trust is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Trust. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Trust may be subject to state and local taxes on distributions received from the Trust and on redemptions of the Trust’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Trust issues to each shareholder a statement of the federal income tax status of all distributions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Marcum & Kliegman LLP, 10 Melville Park Road, Melville, New York 11747, as its independent accountants.

LEGAL COUNSEL

Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174 serves as the Trust's legal counsel.

APPENDIX "A"

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•      SP-2 Satisfactory capacity to pay principal and interest.

•      SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•      MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•      MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•      MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•      MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX "B"

FUTURES AND OPTIONS

The following information should be read in conjunction with the discussions of options and futures elsewhere in this Statement of Additional Information.

OPTIONS ON SECURITIES

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

An option position in an exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series.

Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Fund are required to deliver the stock pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Each Fund may also invest in so-called "synthetic" options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Fund.

OPTIONS ON STOCK INDICES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND STOCK INDICES

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

APPENDIX C

CLS INVESTMENT FIRM, LLC

PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

I.             POLICY

CLS Investment Firm, LLC (“CLS”) acts as a discretionary investment adviser for various clients, including registered open-end investment companies (“mutual funds”).  CLS’ authority to vote proxies or act with respect to other shareholder actions is set forth in its investment advisory contracts or specified by the provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”).  CLS’ general policy with respect to proxy voting and corporate actions is set forth below.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

Proxies for client accounts

CLS does not receive proxies for securities held in client accounts.  It is the policy of CLS to not vote, nor give any advice how to vote, proxies for securities held in client accounts.  Proxies for securities held in client accounts will be received by the client directly from the custodian of the client’s assets, or will be handled as otherwise agreed between the client and the custodian.

Proxies for the AdvisorOne Funds

CLS serves as investment adviser to two (2) other registered investment companies, the Amerigo Fund and the Clermont Fund, each a series of the AdvisorOne Funds trust.  Both funds are a fund of funds, meaning these funds pursue their investment goals by investing primarily in other investment companies that are not affiliated (“Underlying Funds”).  As a fund of funds, the Amerigo and Clermont Funds are required by the Act to handle proxies received from Underlying Funds in a certain manner.  In particular it is the policy of CLS to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the Act.  All proxies received from Underlying Funds will be reviewed with the Chief Compliance Officer or appropriate legal counsel to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

II.           PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by CLS to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as the provisions of the Investment Company Act.

III.          PROCEDURES

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by CLS are voted in a timely manner and in a manner consistent with the established CLS policies.  Although the majority of proxy proposals can be handled in accordance with CLS’ established proxy policies, CLS recognizes that some proposals require special consideration that may dictate that CLS make an exception to its general proxy voting policies.

The Chief Compliance Officer is also responsible for reviewing the proxy proposal for conflicts of interest as part of the overall vote review process and ensuring that all corporate action notices or requests which require shareholder action received by CLS are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.  All material conflict of interest so identified by CLS will be addressed according CLS’ procedures set forth below:

1.            Vote in Accordance with the Established Policy.  In most instances, CLS has little or no discretion to deviate from its general proxy voting policy and shall vote in accordance with such pre-determined voting policy.

2.            Client Direction.  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, CLS will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by CLS, it will promptly be forwarded to the client or specified third party.

3.             Obtain Consent of Clients.  To the extent that CLS has discretion to deviate with respect to the proposal in question, CLS will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of CLS’ conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, CLS will abstain from voting the securities held by that client’s account.

4.            Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct CLS to forward all proxy matters in which CLS has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, CLS will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, CLS will abstain from voting the securities held by that client’s account.

IV.          RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, CLS will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that CLS may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by CLS that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

CLS will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how CLS voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of CLS’ Policies and Procedures by written request addressed to CLS.  CLS will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.           GUIDELINES FOR EXCEPTIONS TO GENERAL POLICY

Under circumstances where CLS’ general voting policies do not apply the following guidelines are to be used in voting proposals, but will not be used as rigid rules.  Each proxy issue will be considered individually.

A.           Oppose

CLS will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.            Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.            Proposals to stagger board members’ terms;

b.            Proposals to limit the ability of shareholders to call special meetings;

c.            Proposals to require super majority votes;

d.            Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.            Proposals regarding “fair price” provisions;

f.             Proposals regarding “poison pill” provisions; and

g.            Permitting “green mail”.

2.            Providing cumulative voting rights.

3.            “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

4.            Election of directors recommended by management, except if there is a proxy fight.

B.           Approve

CLS will generally vote in favor of routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.            Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.            Date and place of annual meeting.

3.            Limitation on charitable contributions or fees paid to lawyers.

4.            Ratification of directors’ actions on routine matters since previous annual meeting.

5.            Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues.

CLS will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.            Limiting directors’ liability

7.            Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8.            CLS generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.            Employee Stock Purchase Plan

10.          Establish 401(k) Plan

C.           Case-By-Case

CLS will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the fund.  These matters include:

1.            Pay directors solely in stocks

2.            Eliminate director mandatory retirement policy

3.            Rotate annual meeting location/date

4.            Option and stock grants to management and directors

5.            Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

MAGNET INVESTMENT GROUP, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

I.              POLICY

Magnet Investment Group, LLC (the “Adviser”) act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

VI.          PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

VII.        PROCEDURES

The Chief Compliance Officer of the Adviser is ultimately responsible for ensuring that all proxies received by Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Chief Compliance Officer of the Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.           Conflicts of Interest

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

• Manages a pension plan of a company whose management is soliciting proxies;

• Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

• Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between Adviser’s interests and a client’s interest, including a mutual fund client, Adviser will resolve such a conflict in the manner described below:

1.            Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.            Obtain Consent of Clients.  To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

3.            Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, Adviser will abstain from voting the securities held by that client’s account.

The Chief Compliance Officer of the Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by Adviser will be addressed as described above in this Section III.A.

B.           Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received.  The following are certain circumstances where Adviser will limit its role in voting proxies:

1.            Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Adviser will not vote the securities and will direct the relevant custodian to sent the proxy material directly to the client.  If any proxy material is received by Adviser, it will promptly be forwarded to the client or specified third party.

2.            Terminated Account:  Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.            Limited Value:  If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies.  Adviser also will not vote proxies received for securities that are no longer held by the client’s account.  In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.            Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting.

5.            Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

6.            Investments in Other Investment Companies: To the extent the Fund invests in other investment companies, the Fund is required by the Investment Company Act of 1940, as amended (the “IC Act”) to handle proxies received from these investment companies in a certain manner.  In particular it is the policy of the Adviser to vote all proxies received from other investment companies in the same proportion that all shares of the other investment companies are voted, or in accordance with instructions received from fund shareholders. All proxies received from other investment companies will be reviewed with the Chief Compliance Officer of the Adviser or appropriate legal counsel to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer of the Adviser for future reference.

VIII.       RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.  Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

IX.          GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.           Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.            Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.            Proposals to stagger board members’ terms;

b.            Proposals to limit the ability of shareholders to call special meetings;

c.            Proposals to require super majority votes;

d.            Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.            Proposals regarding “fair price” provisions;

f.             Proposals regarding “poison pill” provisions; and

g.            Permitting “green mail”.

2.            Providing cumulative voting rights.

3.            “Social issues,” unless specific client guidelines supersede.

4.            Election of directors recommended by management, except if there is a proxy fight.

B.           Approve

Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.            Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

2.            Date and place of annual meeting.

3.            Limitation on charitable contributions or fees paid to lawyers.

4.            Ratification of directors’ actions on routine matters since previous annual meeting.

5.            Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.            Limiting directors’ liability

7.            Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8.            The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.            Employee Stock Purchase Plan

10.          Establish 401(k) Plan

C.           Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the client .  These matters include:

1.            Pay directors solely in stocks

2.            Eliminate director mandatory retirement policy

3.            Rotate annual meeting location/date

4.            Option and stock grants to management and directors

5.            Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.